NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Nationwide Fund

Supplement dated November 8, 2017
to the Summary Prospectus dated May 1, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
Effective on or about November 13, 2017 (the "Effective Date"), HighMark Capital Management, Inc. ("HighMark")will no longer serve as the subadviser to the NVIT Nationwide Fund.  Accordingly, all references to and information regarding, HighMark in the Summary Prospectus, are deleted in their entirety.

2.
At a special meeting of the Board of Trustees (the "Board") of the Nationwide Variable Insurance Trust (the "Trust") held on November 8, 2017, the Board approved the appointment of AQR Capital Management, LLC ("AQR") as the new subadviser to the NVIT Nationwide Fund.  This change is anticipated to be implemented on or about the Effective Date.

3.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	The information under the heading "Principal Investment Strategies" on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund invests in a diversified portfolio of equity securities to produce an overall blended equity portfolio consisting of various types of stocks that offer the potential for capital growth and/or dividend income. Most of the stocks in which the Fund invests are issued by large-capitalization companies. The Fund considers large-capitalization companies to be those companies with market capitalizations similar to those of companies included in the Russell 1000® Index. Some of these companies may be located outside of the United States. The Fund makes market capitalization determinations with respect to a security at the time it purchases such security.

The Fund's subadviser pursues a defensive investment style, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets.  In other words, the subadviser expects the Fund to lag the performance of traditional U.S. equity funds when equity markets are rising, but to exceed their performance during equity market declines.  To achieve this result, the Fund will be broadly diversified across companies and industries and will invest in companies that the subadviser has identified to have low risk and high quality. The subadviser believes that the stocks of these types of companies tend to be lower "beta" stocks and that lower "beta" stocks generally are less volatile than higher "beta" stocks (i.e., their value has a lower sensitivity to fluctuations in the securities markets).  The subadviser believes that low "beta" and high quality stocks generally produce higher risk-adjusted returns over a full market cycle than high "beta" or poor quality stocks.

The Fund's subadviser uses an actively managed bottom-up stock selection process for choosing securities across a large-capitalization equity market universe. The Fund's subadviser uses quantitative models, which combine active management to identify quality companies and statistical measures of risk to assure diversification by issuer and industry, as well as additional criteria that form part of the subadviser's security selection process. The subadviser will use volatility and correlation forecasting and portfolio construction methodologies to manage the Fund. Shifts in allocations among issuers and industries will be determined using the quantitative models based on the subadviser's determinations of risk and quality, as well as other factors including, but not limited to, managing industry and sector exposures.

In response to purchases and redemptions of the Fund's shares, the Fund's subadviser may use equity index futures, which are derivatives, to obtain efficient investment exposure as a substitute for taking a position in equity securities.

b.	The information under the heading "Principal Risks" on page 2 of the Summary Prospectus is revised to add the following additional risk:

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.

Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

c.	The information under the heading "Portfolio Management – Subadviser" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

AQR Capital Management, LLC

d.	The table under the heading "Portfolio Management – Portfolio Managers" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Michele L. Aghassi, Ph.D.	Principal and Portfolio Manager	Since 2017
Andrea Frazzini, Ph.D.	Principal and Portfolio Manager	Since 2017
Jacques A. Friedman	Principal and Portfolio Manager	Since 2017
Hoon Kim, Ph.D., CFA	Principal and Portfolio Manager	Since 2017

4.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about AQR.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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